SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      -------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 14, 1999


                            HALTER MARINE GROUP, INC.
             (Exact name of Registrant as specified in its charter)


         Delaware                      1-12159                    75-2656828
(State or other jurisdiction          (Commission              (I.R.S. Employer
     of incorporation)                 File Number)          Identification No.)




    13085 Industrial Seaway Road                                39503
       Gulfport, Mississippi
(Address of principal executive offices)                      (Zip Code)


        Registrant's telephone number, including area code: 228/896-0029







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Item 5.   Other Events.

                   On September 14, 1999, the Company and Friede Goldman International Inc., a Mississippi corporation ("Friede Goldman"), entered into an amendment (the "Amendment") to the Agreement and Plan of Merger, dated June 1, 1999, between the Company and Friede Goldman.

                   A copy of the Amendment and the joint press release, dated September 14, 1999, issued by the Company and Friede Goldman announcing the execution of the Amendment are attached hereto as Exhibits 99.1 and 99.2 respectively. The Amendment and the joint press release are hereby incorporated by reference in their entirety.


Item 7.   Financial Statements and Exhibits.

     (a)  Financial statements of businesses acquired.

          None.

     (b) Pro forma financial information.

          None.

     (c)  Exhibits.

          99.1. Amendment No. 1, dated September 14, 1999, to the Agreement and Plan of Merger, dated June 1, 1999, between Halter Marine Group, Inc. and Friede Goldman International Inc.

          99.2. Joint Press Release, dated September 14, 1999, of Halter Marine Group, Inc. and Friede Goldman International Inc.




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                                  EXHIBIT INDEX


Exhibit
  No.      Description
-------    -----------
99.1. Amendment No. 1, dated September 14, 1999, to the Agreement and Plan of Merger, dated June 1, 1999, between Halter Marine Group, Inc. and Friede Goldman International Inc.

99.2. Joint Press Release, dated September 14, 1999, of Halter Marine Group, Inc. and Friede Goldman International Inc.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 HALTER MARINE GROUP, INC.



Date:  September 15, 1999        /s/     Rick S. Rees
                                    --------------------------------------------
                                 Name:  Rick S. Rees
                                 Title: Executive Vice President and
                                        Chief Financial Officer